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                                                                    Exhibit 10.7


                       THIRD PURCHASE AGREEMENT AMENDMENT

            Third Amendment dated March 31, 1995 to Agreement for the purchase and Sale of the National Accounts Division of the Martin-Brower Company and Martin-Brower of Canada, Ltd. dated November 10, 1994 (the "Agreement") among The Martin-Brower Company, a corporation organized under the laws of Delaware and Martin-Brower of Canada, Ltd., a corporation organized under the laws of Ontario, Canada (collectively the "Sellers"), and ProSource, Inc., a corporation organized under the laws of Delaware (the "Buyer") .

            WHEREAS, on November 10, 1994, the Sellers and the Buyer entered into the Agreement;

            WHEREAS, the Sellers and the Buyer entered into a Purchase Agreement Amendment on February 24, 1995 (the "Purchase Agreement Amendment") and a Second Purchase Agreement Amendment on February 28, 1995 (the "Second Purchase Agreement Amendment") ;

            WHEREAS, the Sellers and the Buyer wish to clarify two further items prior to the Closing; and

            WHEREAS, capitalized terms used herein shall have the meanings set forth in the Agreement.

            NOW, THEREFORE, the Agreement, the Purchase Agreement Amendment and the Second Purchase Agreement Amendment are hereby amended as follows:

            1. The parties acknowledge and agree that a collective bargaining agreement relating to Sellers' warehousemen employees at its Columbus, Ohio distribution facility is now under negotiation, and the existence of such negotiation shall not constitute a breach of the Agreement by the Sellers.

            2. As of the date hereof Sellers have delivered to the Buyer updated Schedules, as that term is defined in Section 1.2 of the Agreement. All such Schedules will be deemed to be updated to the date hereof, unless otherwise noted on the relevant Schedule. With respect to those Schedules not updated to the date hereof, Sellers will, as quickly as reasonably possible after the Closing, deliver to the Buyer Schedules updated to the date hereof. All changes in such updated Schedules delivered after the Closing from Schedules delivered prior to the Closing shall reflect only transactions which have occurred in the ordinary course of the Business.
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            3. With respect to the inventory of the Business located at Trident
Seafoods Corporation ("Trident"), Sellers shall, no later than May 15, 1995, either (i) cause Trident to enter into agreements with the Buyer establishing ownership and control of such inventory by the Buyer, the first priority (except with respect to liens caused by the Buyer) of the security interest in such inventory granted to the Buyer's secured lenders; and the terms on which such inventory is stored by Trident, all on terms reasonably satisfactory to the Buyer and its secured lenders or (ii) cause such inventory to be moved to a storage facility reasonably satisfactory to the Buyer. If the Sellers do not satisfy the requirements of the preceding sentence, or if any of the inventory referred to in the preceding sentence cannot be accounted for at the end of the period referred to therein, the Buyer may elect, by notice to the Sellers, to exclude the inventory referred to in that sentence, or the inventory not accounted for, from the Assets sold to the Buyer pursuant to the Agreement.

                                        SELLERS :
                                        THE MARTIN-BROWER COMPANY

                                        By:/s/ John C. Winton
                                           -----------------------------
                                        Its:       SR V.P.-FINANCE
                                            ----------------------------

                                        MARTIN-BROWER OF CANADA, LTD.

                                        By:/s/ John C. Winton
                                           -----------------------------

                                        Its:          DIRECTOR
                                            ----------------------------

                                        BUYER:
                                        PROSOURCE, INC.

                                        By:/s/       D.R. PARKER
                                           -----------------------------
                                        Its:           CHAIRMAN
                                            ----------------------------


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